UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 20, 2006

       Structured Asset Investment Loan Trust 2006-4

(Issuing Entity)

            Structured Asset Securities Corporation

(Exact Name of Depositor as Specified in its Charter)

                 Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in its Charter)

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-129480	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Current Report Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated June 30, 2006, in connection with the issuance of $2,404,833,000 aggregate principal amount of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-4 on June 30, 2006, in order to file a revised copy of attachment 99.1, Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.  Attachment 99.1, Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser, filed herewith supersedes in its entirety such attachment.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:      /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: July 20, 2006

EXHIBIT INDEX

Exhibit No.

Description

99.1

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.